Filed Pursuant to Rule 497(e)
Registration File No.: 333-230158

BLACKROCK HEALTH SCIENCES TRUST

Supplement dated June 3, 2020 to the

Prospectus dated April 29, 2020

This supplement amends certain information in the Prospectus, dated April 29, 2020, of BlackRock Health Sciences Trust. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meanings as in the Prospectus.

Effective June 1, 2020, the following changes are made to the Prospectus:

The section entitled “Item 21. Portfolio Managers” in Part I of the Prospectus is deleted in its entirety and replaced with the following:

1.

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2019:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erin Xie, PhD, MBA	3 $8.53 Billion	2 $5.57 Billion	1 $1.45 Billion	0 $0	0 $0	1 $1.45 Billion
Kyle G. McClements, CFA	10 $8.55 Billion	10 $954.9 Million	0 $0	0 $0	6 $574.8 Million	0 $0
Christopher Accettella	9 $8.12 Billion	6 $609.2 Million	0 $0	0 $0	5 $545.3 Million	0 $0
Xiang Liu*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Jeffrey Lee*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of April 30, 2020.

Conflicts of Interest. It should be noted that Ms. Xie and Messrs. Lee and Liu may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie and Messrs. Lee and Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts. See “Portfolio Managers — Potential Material Conflicts of Interest” under Item 21 in Part II.

2.

See Item 21 in Part II for a general overview and description of the structure of, and the method used to determine, the compensation of the portfolio managers. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The following sets forth how various components of this compensation structure apply specifically to these portfolio managers as of December 31, 2019 for Messrs. Accettella and McClements and Ms. Xie and as of April 30, 2020 for Messrs. Liu and Lee.

Discretionary Incentive Compensation.

Ms. Xie and Messrs. Lee and Liu

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: BME Option Overwriting Strategy Composite Index; FTSE 3-month T-bill Index; MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Messrs. Accettella, Lee, Liu and McClements and Ms. Xie have deferred BlackRock, Inc. stock awards.

Deferred Compensation Program. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold (which would include these portfolio managers) are eligible to participate in the deferred cash award program.

Incentive Savings Plan. All of the eligible portfolio managers are eligible to participate in these plans.

3.	As of December 31, 2019, the portfolio managers beneficially own the following dollar ranges of equity securities in the Fund:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Erin Xie, PhD, MBA	Over $1,000,000
Kyle G. McClements, CFA	$50,001-$100,000
Christopher Accettella	$10,001-$50,000
Xiang Liu*	None
Jeffrey Lee*	None

*	Information provided is as of April 30, 2020.

The first paragraph of the sub-section entitled “Item 21. Portfolio Managers — Potential Material Conflicts of Interest” in Part II of the Prospectus is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Xie and Messrs. Lee and Liu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie and Messrs. Lee and Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Investors should retain this supplement for future reference.